State Farm Mutual Fund Trust Bond Fund	Summary Prospectus May 1, 2014

Ticker: SFBIX (Institutional Shares)

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at https://www.statefarm.com/finances/mutual-funds/manage-your-accounts/institutional-prospectuses-reports. You can also get this information at no cost by calling 1-800-447-4930 or by sending an email request to mutualfunds@statefarm.com. The current prospectus and statement of additional information, dated May 1, 2014, are incorporated by reference into this summary prospectus.

Investment Objective:     The State Farm Bond Fund (the “Bond Fund” or the “Fund”) seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Institutional
Management fees	0.10%
Distribution [and/or Service] (12b-1) fees	0.00%
Other Expenses	0.31%
Acquired Fund Fees & Expenses	0.00%
Total Annual Fund Operating Expenses	0.41%

Example:     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Institutional	$42	$132	$230	$518

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities. Under normal circumstances, the Bond Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that State Farm Investment Management Corp. (“SFIMC” or the “Manager”) has determined to be of comparable quality. A bond is investment grade if Moody’s Investors Service, Inc. (“Moody’s”) or S&P has rated the bond in one of their respective four highest rating categories. Non-investment grade bonds are commonly referred to as “junk bonds.” The Bond Fund may invest in any of the following instruments:

•	Corporate Debt Securities: investment grade securities issued by corporations and to a limited extent (up to 20% of its assets), in lower rated securities

•	U.S. Government Debt Securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities

•	Foreign Government Debt Securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars

•	Asset Backed and Mortgage Backed Securities: investment grade securities backed by mortgages, consumer loans and other assets

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•

Other Issuer Debt Securities:    the Fund may invest up to 20% of its assets in non-investment grade debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.

The Manager may sell individual securities for several reasons including: price target of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Prepayment and Extension Risk.    The risk that homeowners or consumers may alter the pace of repayment on their mortgage or consumer loans, which may affect the yield of mortgage-or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•

High Yield, High Risk Securities.    Bonds that are in low or below investment-grade categories, or are unrated at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

•	Liquidity Risk. The investment adviser to the Fund may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

•	Income Risk. The risk that the income from the bonds the Fund holds will decline in value due to falling interest rates.

You may want to invest in the Fund if you are seeking higher potential returns than money market funds and are willing to accept the price volatility of bonds with longer maturities, want to diversify your investments, are seeking an income mutual fund for an asset allocation program or are retired or nearing retirement. You may not want to invest in the Fund if you are investing for maximum return over a long time horizon, want the greater growth potential of an investment in equity securities or require stability of your principal.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 4.21%,

during the third quarter of 2011.

Worst quarter: -3.53%,

during the second quarter of 2013.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on

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Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result.

Average Annual Total Returns

(For the periods ended December 31, 2013)

Bond Fund	1-Year	5-Year	10-Year
Return Before Taxes—Institutional	-3.45%	4.89%	4.37%
Return After Taxes on Distributions—Institutional	-4.91%	3.59%	2.91%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	-1.94%	3.33%	2.85%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, and taxes)	-2.02%	4.44%	4.55%

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers—

Name	Title	Length of Service (Years)
Joe Young	Vice President—State Farm Investment Management Corp.; Vice President—Fixed Income, State Farm Mutual Automobile Insurance Company	3

Duncan Funk	Assistant Vice President—State Farm Investment Management Corp.; Senior Investment Officer—Fixed Income, State Farm Mutual Automobile Insurance Company	16

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$250 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$50 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

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